UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2026

PTC THERAPEUTICS, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-35969	04-3416587
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

500 Warren Corporate Center Drive
Warren, NJ	07059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 222-7000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PTCT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 25, 2026, PTC Therapeutics, Inc. (the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Sangamo Therapeutics, Inc. (“Sangamo”), pursuant to which the Company agreed to acquire from Sangamo, subject to the terms and conditions set forth in the Asset Purchase Agreement, all of Sangamo’s right, title and interest in and to the assets primarily related to ST-920, a one-time administered AAV gene therapy product candidate for Fabry disease, and to assume certain specified liabilities of Sangamo, for an upfront payment of $111 million, plus up to an additional $100 million in contingent milestone payments (collectively, the “Acquisition”). The contingent milestone payments consist of $80 million upon accelerated approval by the U.S. Food and Drug Administration (the “FDA”) of a biologics license application (“BLA”) for ST-920 for the treatment of Fabry disease based on Sangamo’s Phase 1/2 STAAR study and related long-term follow-up clinical study (the “STAAR Studies”) and $20 million upon full approval by the FDA of a BLA for ST-920 for the treatment of Fabry disease based on the STAAR Studies (either as part of the original BLA submission or if an accelerated approval is subsequently converted into a full approval). The Company previously announced that the Company was selected as the winning bidder to acquire ST-920 in a competitive bankruptcy auction conducted in connection with the Chapter 11 bankruptcy case of Sangamo (the “Bankruptcy Case”).

The Asset Purchase Agreement contains customary representations, warranties and covenants of the parties for a transaction involving the acquisition of assets from a debtor in bankruptcy, and the completion of the Acquisition is subject to a number of customary conditions, which includes, among others, the entry of an order of the United States Bankruptcy Court for District of Delaware (the “Bankruptcy Court”) authorizing and approving the Acquisition, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, accuracy of each party’s representations (subject to specified materiality qualifications) and performance in all material respects by each party of its obligations under the Asset Purchase Agreement. None of the representations or warranties contained in the Asset Purchase Agreement survive the closing of the Acquisition, nor does the Asset Purchase Agreement provide for indemnification for any breach of such representations or warranties. The Asset Purchase Agreement provides that the Company shall use commercially reasonable efforts to achieve the contingent milestone events.

The Asset Purchase Agreement contains customary termination provisions, including rights exercisable by either party, by the Company alone, by Sangamo alone, or that arise upon the occurrence of specified events, including failure to satisfy specified Bankruptcy Case process deadlines and the occurrence of certain Bankruptcy Court or Bankruptcy Case-related events adverse to the Company, including if the Bankruptcy Court denies approval of the Acquisition. The Company and Sangamo each have the right to terminate the Asset Purchase Agreement if the closing of the Acquisition has not occurred on or before October 15, 2026, subject to certain specified exceptions.

A hearing before the Bankruptcy Court to consider approval of the Asset Purchase Agreement and the Acquisition is currently scheduled for September 10, 2026.

The representations, warranties and covenants set forth in the Asset Purchase Agreement have been made only for purposes of the Asset Purchase Agreement and solely for the benefit of the parties thereto. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be modified in important part by the underlying disclosure schedules which are not filed publicly, may be subject to a contractual standard of materiality different from those generally applicable to Securities and Exchange Commission filings or may have been used for purposes of allocating risk among the parties to the Asset Purchase Agreement, rather than establishing matters of fact. In addition, information regarding the subject matter of the representations, warranties and covenants made in the Asset Purchase Agreement may change after the date of the Asset Purchase Agreement and do not purport to be accurate as of the date of this Current Report on Form 8-K (this “Report”). Accordingly, investors should not rely upon the representations, warranties or covenants in the Asset Purchase Agreement or any descriptions thereof as statements of factual information or conditions of the parties thereto.

The foregoing summary of the Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this release, other than statements of historic fact, are forward-looking statements, including the Company’s expectations regarding the anticipated Acquisition, including the expectation of the entry of a Bankruptcy Court order approving the Acquisition and the Company’s ability to complete the Acquisition. Other forward-looking statements may be identified by the words, “guidance,” “plan,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “aim,” and similar expressions.

The Company’s actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: uncertainty surrounding the Bankruptcy’s Court entry of an order approving the Acquisition and satisfaction of other closing conditions; the timing of the Bankruptcy Court hearing; the occurrence of any event, change or other circumstances that could give rise to the right of the Company or Sangamo to terminate the Asset Purchase Agreement; the possibility that the Acquisition is not completed; and the factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in Company’s other filings with the Securities and Exchange Commission. You are urged to carefully consider all such factors.

The forward-looking statements contained herein represent the Company’s views only as of the date of this Report and the Company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this Report except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC Therapeutics, Inc.

Date: August 28, 2026	By:	/s/ Pierre Gravier
	Name:	Pierre Gravier
	Title:	Chief Financial Officer